Exhibit 99.9

JOINDER TO

JOINT FILING AGREEMENT

This JOINDER AGREEMENT is dated as of June 8, 2021, by and among Paul Rosenbaum, Anthony Caracciolo, Arthur L. Wilmes, Glenn Eisenberg, Jeffrey P. Beaty, Allen Gabriel, Judson Longaker, Steve Dalal, Jeffrey Weiner, Frederick Axelberd, Yaron Okun, Jack Chitayat, Arlyn J. Bossenbrook, Paul Hydok, Charles M. Johnson Jr., Jonathan Hartley, Brendan Thorson, Joe Rector, Francesco Tosco, William M. Rawson, Veronica Marano, Richard G. Pestell, M.D., Ph.D., Peter Christopher Caputo and Antonio Parisi (collectively, the “Existing Members”) and Thomas C. Mollick and Dr. Thomas J. Errico, M.D. (collectively, the “New Members”).

WHEREAS, the Existing Members are parties to that certain Joint Filing Agreement dated as of May 24, 2021 (the “Agreement”); and

WHEREAS, the New Members desire to join the group formed by the Existing Members for the purposes of seeking representation on the Board of Directors of CytoDyn Inc. and for the purpose of taking all other action necessary to achieve the foregoing.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1. Effective immediately, each of the New Members is joined as a party to the Agreement and such Agreement will deemed to be filed on behalf of all of the Existing Members and the New Members.

2. Each of the New Members agrees to be bound by the terms of the Agreement, the terms of which are incorporated herein and made a part hereof.

3. This Joinder Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

[Signatures appear on following pages]

IN WITNESS WHEREOF, each of the undersigned have executed this Joinder Agreement to be executed as of the day and year first written above.

/s/ Paul Rosenbaum
Paul Rosenbaum

/s/ Paul Rosenbaum, as attorney-in-fact
Anthony Caracciolo, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Arthur L. Wilmes, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Glenn Eisenberg, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Jeffrey P. Beaty, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Allen Gabriel, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Judson Longaker, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Steve Dalal, by Paul Rosenbaum, as Attorney-in-Fact

[Signature Page to Joinder Agreement to Joint Filing Agreement]

/s/ Paul Rosenbaum, as attorney-in-fact
Jeffrey Weiner, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Frederick Axelberd, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Yaron Okun, for himself and as attorney-in-fact for Tevya Finger, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Jack Chitayat, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Arlyn J. Bossenbook, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Paul Hydok, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Charles M. Johnson Jr., by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Jonathan Hartley, by Paul Rosenbaum, as Attorney-in-Fact

[Signature Page to Joinder Agreement to Joint Filing Agreement]

/s/ Paul Rosenbaum, as attorney-in-fact
Brendan Thorson, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Joe Rector, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Francesco Tosco, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
William M. Rawson, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Veronica Marano, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Richard G. Pestell, M.D., Ph.D. by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum, as attorney-in-fact
Peter Christopher Caputo, by Paul Rosenbaum, as Attorney-in-Fact

[Signature Page to Joinder Agreement to Joint Filing Agreement]

/s/ Paul Rosenbaum, as attorney-in-fact
Antonio Parisi, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Thomas C. Mollick
Thomas C. Mollick

/s/ Thomas J. Errico, M.D.
Thomas J. Errico, M.D.

[Signature Page to Joinder Agreement to Joint Filing Agreement]